UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/22/2011

Dynavax Technologies Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34207

Delaware	33-0728374
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2929 Seventh Street, Suite 100
Berkeley, CA 94710-2753
(Address of principal executive offices, including zip code)

(510) 848-5100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On February 22, 2011, Dynavax Technologies Corporation (Dynavax) issued two press releases titled "Dynavax Reports New Phase 1a and Phase 1b Data for Universal Flu Vaccine Candidate" and "Dynavax Reports Additional Positive Phase 1B Immunogenicity Data for Hepatitis B Therapy Candidate." Copies of the press releases are attached as Exhibit 99.1 and Exhibit 99.2 respectively to this current report and are incorporated herein by reference.

On February 23, 2011, Dynavax issued a press release titled "Dynavax's Two Phase 3 HEPLISAV Trials Cleared by DSMB to Continue to Study Completion." A copy of the press release is attached as Exhibit 99.3 to this current report and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits
Exhibit No.        Description
99.1        Press Release, dated February 22, 2011, titled "Dynavax Reports New Phase 1a and Phase 1b Data for Universal Flu Vaccine Candidate."
99.2        Press Release, dated February 22, 2011, titled "Dynavax Reports Additional Positive Phase 1B Immunogenicity Data for Hepatitis B Therapy Candidate."
99.3        Press Release, dated February 23, 2011, titled "Dynavax's Two Phase 3 HEPLISAV Trials Cleared by DSMB to Continue to Study Completion."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynavax Technologies Corporation

Date: February 24, 2011	By:	/s/ Michael S. Ostrach
Michael S. Ostrach
Vice President

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release, dated February 22, 2011, titled "Dynavax Reports New Phase 1a and Phase 1b Data for Universal Flu Vaccine Candidate."
EX-99.2	Press Release, dated February 22, 2011, titled "Dynavax Reports Additional Positive Phase 1B Immunogenicity Data for Hepatitis B Therapy Candidate."
EX-99.3	Press Release, dated February 23, 2011, titled "Dynavax's Two Phase 3 HEPLISAV Trials Cleared by DSMB to Continue to Study Completion."